MoneyGram International Reports Third Quarter 2018 Financial Results
DALLAS (November 8, 2018) -- MoneyGram (NASDAQ:MGI) today reported financial results for its third quarter ending September 30, 2018.
Third Quarter Financial Results

•	Total revenue of $347.2 million declined 13% on a reported basis and 12% on a constant currency basis compared to third quarter 2017.

◦
Money transfer revenue was $304.2 million, representing a decrease of 15% on a reported basis and a decrease of 14% on a constant currency basis as compared to third quarter 2017. Revenue results include the impact of higher compliance standards and newly implemented corridor specific controls.

◦
MoneyGram.com revenue grew 3% as enhanced compliance controls and introductory pricing reduced top-line growth in the quarter. Total digital solutions, which includes MoneyGram.com, represented 16% of total money transfer revenue.

◦	Investment revenue was $13.5 million which was an increase of $5.8 million on a year over year basis due to higher yields and investment balances in 2018.

•
Net loss was $20.9 million compared to net income of $7.7 million for third quarter 2017. EBITDA was $20.4 million, a decrease of $34.5 million as compared to the year-ago period. The company accrued an additional $30.0 million related to the resolution of the deferred prosecution agreement (the "DPA"). As of September 30, 2018, the company has accrued $125.0 million related to this matter. The quarter also includes:

◦	$1.2 million of restructuring and reorganization costs.

◦	A $5.3 million income tax benefit compared to a $4.0 million income tax expense in the year-ago period.

•	Adjusted EBITDA was $59.5 million and decreased by $8.4 million compared to third quarter 2017. Adjusted EBITDA margin was 17.1% and remained flat when compared to third quarter 2017.

•	Diluted loss per share was $0.32 compared to diluted earnings per share of $0.12 in the third quarter 2017. Adjusted diluted earnings per share was $0.24.

•	Adjusted Free Cash Flow was $28.9 million for the quarter, an increase of $3.7 million.

“Earlier today, we entered into an agreement with the Department of Justice and the Federal
Trade Commission to extend our DPA and to modify our consent order. We remain steadfast in our commitment to protecting our customers and having the highest compliance standards in the industry. Our third quarter results reflect the impact of enhanced compliance controls implemented earlier this year and additional compliance controls implemented during the quarter. Despite the short-term headwinds resulting from these controls, we are focused on doing what is right for the safety of our customers and long term success of our business," said Alex Holmes, MoneyGram's chairman and CEO.

Holmes added, "Importantly, in the third quarter, we marked a milestone in our digital transformation. We expanded our award-winning online service to several more countries and we introduced the new MoneyGram app in Europe. In the coming weeks, we expect MoneyGram.com to be live in 25 countries and the app available in 16, including the U.S."
Restructuring and Reorganization
In the first quarter of 2018, the company initiated a restructuring and reorganization program as part of its Digital Transformation initiative.  The company incurred $1.2 million of expenses in the third quarter and has incurred $14.0 million for the year. The company expects to spend an additional $2.5 million to $5.5 million over the life of the program.  This program reflects the alignment of the organization with the delivery of new digital touch-points for customers and agents, and the optimization of the company’s global network.  The company expects efficiencies that will result in $30 million of expense reductions in 2018 and, upon completion, $45 million on an annualized basis.
Full Year 2018 Outlook
The company is revising its full year estimates for 2018. Revenue is expected to decline approximately 10 percent on a constant currency basis. Adjusted EBITDA is expected to decline approximately 15 percent on a constant currency basis.

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the company’s projected results of operations, specific factors expected to impact the company’s results of operations, and the expected restructuring and reorganization program results. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: our ability to compete effectively; our ability to maintain key agent or biller relationships, or a reduction in business or transaction volume from these relationships, including our largest agent, Walmart, whether through the introduction by Walmart of additional competing "white label" branded money transfer products or otherwise; our ability to manage fraud risks from consumers or agents; the ability of us and our agents to comply with U.S. and international laws and regulations; litigation or investigations involving us or our agents; uncertainties relating to compliance with the DPA entered into with the U.S. federal government and the effect of the DPA on our reputation and business; regulations addressing consumer privacy, data use and security; our ability to successfully develop and timely introduce new and enhanced products and services and our investments in new products, services or infrastructure changes; our ability to manage risks associated with our international sales and operations; our offering of money transfer services through agents in regions that are politically volatile; changes in tax laws or an unfavorable outcome with respect to the audit of our tax returns or tax positions, or a failure by us to establish adequate reserves for tax events; our substantial debt service obligations, significant debt covenant requirements and credit ratings; major bank failure or sustained financial market illiquidity, or illiquidity at our clearing, cash management and custodial financial institutions; the ability of us and our agents to maintain adequate banking relationships; a security or privacy breach in systems, networks or databases on which rely; disruptions to our computer network systems and data centers; weakness in economic conditions, in both the U.S. and global markets; a significant change, material slow down or complete disruption of international migration patterns; the financial health of certain European countries or the secession of a country from the European Union; our ability to manage credit risks from our agents and official check financial institution customers; our ability to adequately protect our brand and intellectual property rights and to avoid infringing on the rights of others; our ability to attract and retain key employees; our ability to manage risks related to the operation of retail locations and the acquisition or start-up of businesses; any restructuring actions and cost reduction initiatives that we undertake may not deliver the expected results and these actions may adversely affect our business; our ability to maintain effective internal controls; our capital structure and the special voting rights provided to designees of Thomas H. Lee Partners, L.P. on our Board of Directors; and uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of MoneyGram's public reports filed with the Securities and Exchange Commission (the “SEC”), including MoneyGram's annual report on Form 10-K for the year ended December 31, 2017.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s SEC filings may be obtained by contacting MoneyGram, through MoneyGram’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

###

Non-GAAP Measures
In addition to results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures. The equivalent GAAP financial measures for projected results are not provided, and projected results do not reflect the potential impact of certain non-GAAP adjustments, which include (but in future periods, may not be limited to) stock-based, contingent and incentive compensation costs, compliance enhancement program costs, direct monitor costs, legal and contingent matter costs, restructuring and reorganization costs, currency changes and the tax effect of such items. We cannot reliably predict or estimate if and when these types of costs, adjustments or changes may occur or their impact to our financial statements. Accordingly, a reconciliation of the non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not available.
We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.
Description of Tables

Table One	-	Condensed Consolidated Statements of Operations
Table Two	-	Segment Results
Table Three	-	Segment Reconciliations
Table Four	-	EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	-	Adjusted Net Income and Adjusted Diluted EPS
Table Six	-	Condensed Consolidated Balance Sheets
Table Seven	-	Condensed Consolidated Statements of Cash Flows
Table Eight	-	2018 Versus 2017 Excluding Asset-Backed Security Redemption

Conference Call
MoneyGram International will host a conference call on November 9, at 8:00 a.m. CT, 9:00 a.m. ET, to discuss its results. Alex Holmes, chairman and chief executive officer, and Larry Angelilli, chief financial officer, will host the call.
Participant Dial-In Numbers:
U.S.:     1-888-394-8218
International: +1-323-701-0225
Replay:    1-844-512-2921 or 1-412-317-6671
Replay ID:     3322067
Replay is available through November 16, 2018
About MoneyGram International
MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

CONTACT:
Media Relations:
Michelle Buckalew
214-979-1418
media@moneygram.com

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017

REVENUE
Fee and other revenue	$333.7	$390.1	$(56.4)	$1,066.3	$1,161.5	$(95.2)
Investment revenue	13.5	7.7	5.8	35.5	32.4	3.1
Total revenue	347.2	397.8	(50.6)	1,101.8	1,193.9	(92.1)

Total revenue change, as reported	(13)%	(4)%		(8)%	(2)%
Total revenue change, constant currency	(12)%	(5)%		(9)%	(1)%

OPERATING EXPENSES
Total commissions and direct transaction expenses (1)	179.7	198.5	(18.8)	555.6	591.9	(36.3)
Compensation and benefits (2)	56.7	67.4	(10.7)	201.1	203.1	(2.0)
Transaction and operations support (1) (3)	88.4	72.5	15.9	235.2	224.5	10.7
Occupancy, equipment and supplies	13.8	15.5	(1.7)	47.4	49.0	(1.6)
Depreciation and amortization	19.5	18.9	0.6	57.7	55.8	1.9
Total operating expenses (2)	358.1	372.8	(14.7)	1,097.0	1,124.3	(27.3)
OPERATING (LOSS) INCOME (2)	(10.9)	25.0	(35.9)	4.8	69.6	(64.8)
Other expenses
Interest expense	13.8	11.6	2.2	39.8	33.6	6.2
Other non-operating expense (income) (2)	1.5	1.7	(0.2)	(25.6)	4.4	(30.0)
Total other expenses (2)	15.3	13.3	2.0	14.2	38.0	(23.8)
(Loss) income before income taxes	(26.2)	11.7	(37.9)	(9.4)	31.6	(41.0)
Income tax (benefit) expense	(5.3)	4.0	(9.3)	2.1	8.9	(6.8)
NET (LOSS) INCOME	$(20.9)	$7.7	$(28.6)	$(11.5)	$22.7	$(34.2)

(LOSS) EARNINGS PER COMMON SHARE
Basic	$(0.32)	$0.12	$(0.44)	$(0.18)	$0.36	$(0.54)
Diluted	$(0.32)	$0.12	$(0.44)	$(0.18)	$0.34	$(0.52)

Weighted-average outstanding common shares and equivalents used in computing (loss) earnings per share
Basic	64.5	63.1	1.4	64.2	62.8	1.4
Diluted	64.5	66.2	(1.7)	64.2	66.2	(2.0)

(1) 2017 financial information reflects the income statement presentation change outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.
(2) 2017 financial information reflects the adoption of ASU 2017-07.
(3) Quarter-to-date and year-to-date 2018 include an additional accrual of $30.0 million and $40.0 million, respectively, related to the resolution of the DPA.

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Money transfer revenue	$304.2	$356.8	$(52.6)	$970.5	$1,055.4	$(84.9)
Bill payment revenue	17.4	20.3	(2.9)	57.7	66.1	(8.4)
Total revenue	$321.6	$377.1	$(55.5)	$1,028.2	$1,121.5	$(93.3)

Commissions and direct transaction expenses (1)	$174.3	$195.6	$(21.3)	$541.5	$585.0	$(43.5)

Operating (loss) income (2)	$(19.7)	$23.5	$(43.2)	$(12.6)	$61.0	$(73.6)

Operating margin (2)	(6.1)%	6.2%		(1.2)%	5.4%

Money transfer revenue change, as reported	(15)%	(3)%		(8)%	(3)%
Money transfer revenue change, constant currency	(14)%	(5)%		(10)%	(2)%

Financial Paper Products

(Amounts in millions, except percentages)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017
Money order revenue	$14.0	$12.8	$1.2	$41.6	$42.0	$(0.4)
Official check revenue	11.6	7.9	3.7	32.0	30.4	1.6
Total revenue	$25.6	$20.7	$4.9	$73.6	$72.4	$1.2

Total commissions expense	$5.4	$2.9	$2.5	$14.1	$6.9	$7.2

Operating income (2)	$9.6	$4.7	$4.9	$22.3	$26.8	$(4.5)

Operating margin (2)	37.5%	22.7%		30.3%	37.0%

(1) 2017 financial information reflects the income statement presentation change outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.
(2) 2017 financial information reflects the immaterial correction outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Revenue (as reported)	$321.6	$377.1	$(55.5)	$1,028.2	$1,121.5	$(93.3)

Adjusted operating income (1)	$18.3	$32.7	$(14.4)	$68.3	$90.3	$(22.0)

Legal and contingent matters	(29.7)	—	(29.7)	(42.1)	—	(42.1)
Restructuring and reorganization costs	(1.2)	—	(1.2)	(13.7)	—	(13.7)
Compliance enhancement program	(3.2)	(1.6)	(1.6)	(8.7)	(6.7)	(2.0)
Direct monitor costs	(1.7)	(4.4)	2.7	(7.4)	(12.6)	5.2
Stock-based compensation expense	(2.2)	(3.2)	1.0	(9.0)	(10.0)	1.0
Total adjustments	(38.0)	(9.2)	(28.8)	(80.9)	(29.3)	(51.6)

Operating (loss) income (as reported) (1)	$(19.7)	$23.5	$(43.2)	$(12.6)	$61.0	$(73.6)

Adjusted operating margin (1)	5.7%	8.7%		6.6%	8.1%
Total adjustments	(11.8)%	(2.4)%		(7.9)%	(2.6)%
Operating margin (as reported) (1)	(6.1)%	6.2%		(1.2)%	5.4%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017

Revenue (as reported)	$25.6	$20.7	$4.9	$73.6	$72.4	$1.2

Adjusted operating income (1)	$10.5	$5.4	$5.1	$25.5	$28.9	$(3.4)

Compliance enhancement program	(0.6)	(0.4)	(0.2)	(2.2)	(1.1)	(1.1)
Stock-based compensation expense	(0.3)	(0.3)	—	(1.0)	(1.0)	—
Total adjustments	(0.9)	(0.7)	(0.2)	(3.2)	(2.1)	(1.1)

Operating income (as reported) (1)	$9.6	$4.7	$4.9	$22.3	$26.8	$(4.5)

Adjusted operating margin (1)	41.0%	26.1%		34.6%	39.9%
Total adjustments	(3.5)%	(3.4)%		(4.3)%	(2.9)%
Operating margin (as reported) (1)	37.5%	22.7%		30.3%	37.0%

(1) 2017 financial information reflects the immaterial correction outlined in Table 8 of Exhibit 99.1 that was furnished as part of the Company's Form 8-K dated May 7, 2018.

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended September 30,		2018 vs	Nine Months Ended September 30,		2018 vs
	2018	2017	2017	2018	2017	2017

(Loss) income before income taxes	$(26.2)	$11.7	$(37.9)	$(9.4)	$31.6	$(41.0)
Interest expense	13.8	11.6	2.2	39.8	33.6	6.2
Depreciation and amortization	19.5	18.9	0.6	57.7	55.8	1.9
Signing bonus amortization	13.3	12.7	0.6	42.0	39.0	3.0
EBITDA	20.4	54.9	(34.5)	130.1	160.0	(29.9)

Significant items impacting EBITDA:
Legal and contingent matters (1)	30.0	0.5	29.5	42.7	1.9	40.8
Compliance enhancement program	3.7	2.4	1.3	10.9	8.4	2.5
Stock-based, contingent and incentive compensation	2.5	3.5	(1.0)	10.0	11.0	(1.0)
Direct monitor costs	1.7	4.4	(2.7)	7.4	12.6	(5.2)
Restructuring and reorganization costs	1.2	—	1.2	13.7	—	13.7
Costs (income) related to the terminated merger with Ant Financial (2)	—	2.2	(2.2)	(29.3)	10.7	(40.0)
Severance and related costs	—	—	—	0.4	—	0.4
Adjusted EBITDA	$59.5	$67.9	$(8.4)	$185.9	$204.6	$(18.7)

Adjusted EBITDA margin (3)	17.1%	17.1%	—%	16.9%	17.1%	(0.2)%

Adjusted EBITDA change, as reported	(12)%			(9)%
Adjusted EBITDA change, constant currency adjusted	(13)%			(12)%

Adjusted EBITDA	$59.5	$67.9	$(8.4)	$185.9	$204.6	$(18.7)
Cash payments for interest	(13.0)	(10.7)	(2.3)	(37.4)	(31.1)	(6.3)
Cash payments for taxes, net of refunds	(1.0)	(2.8)	1.8	(3.9)	(6.4)	2.5
Cash payments for capital expenditures	(16.0)	(23.0)	7.0	(44.5)	(63.1)	18.6
Cash payments for agent signing bonuses	(0.6)	(6.2)	5.6	(20.2)	(24.6)	4.4
Adjusted Free Cash Flow	$28.9	$25.2	$3.7	$79.9	$79.4	$0.5

(1) Quarter-to-date and year-to-date 2018 include an additional accrual of $30.0 million and $40.0 million, respectively, related to the resolution of the DPA.
(2) Costs include, but are not limited to, legal, bank and consultant fees and income includes the $30.0 million merger termination fee.
(3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Amounts in millions, except per share data)	2018	2017	2018	2017

Net (loss) income	$(20.9)	$7.7	$(11.5)	$22.7
Total adjustments (1)	39.1	13.0	55.8	44.6
Tax impacts of adjustments (2)	(2.5)	(4.8)	(4.4)	(16.3)
Adjusted net income	$15.7	$15.9	$39.9	$51.0

Diluted (loss) earnings per common share	$(0.32)	$0.12	$(0.18)	$0.34

Diluted adjustments per common share	0.56	0.12	0.80	0.43

Diluted adjusted earnings per common share	$0.24	$0.24	$0.62	$0.77

Diluted weighted-average outstanding common shares and equivalents	64.5	66.2	64.2	66.2

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature of each adjustment.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	September 30, 2018	December 31, 2017
ASSETS
Cash and cash equivalents	$208.8	$190.0
Settlement assets	3,522.2	3,756.9
Property and equipment, net	201.1	214.9
Goodwill	442.2	442.2
Other assets	149.4	168.5
Total assets	$4,523.7	$4,772.5

LIABILITIES
Payment service obligations	$3,522.2	$3,756.9
Debt, net	902.8	908.1
Pension and other postretirement benefits	86.5	97.3
Accounts payable and other liabilities	268.4	255.5
Total liabilities	4,779.9	5,017.8

STOCKHOLDERS’ DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at September 30, 2018 and December 31, 2017	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at September 30, 2018 and December 31, 2017	0.6	0.6
Additional paid-in capital	1,044.4	1,034.8
Retained loss	(1,386.9)	(1,336.1)
Accumulated other comprehensive loss	(69.3)	(63.0)
Treasury stock: 3,215,358 and 4,585,223 shares at September 30, 2018 and December 31, 2017, respectively	(28.9)	(65.5)
Total stockholders’ deficit	(256.2)	(245.3)
Total liabilities and stockholders’ deficit	$4,523.7	$4,772.5

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
(Amounts in millions)	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(11.5)	$22.7
Adjustments to reconcile net (loss) income to net cash provided by operating activities	88.4	67.1
Net cash provided by operating activities	76.9	89.8

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(44.5)	(63.1)
Net cash used in investing activities	(44.5)	(63.1)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(7.4)	(7.3)
Proceeds from exercise of stock options and other	—	1.8
Payments to tax authorities for stock-based compensation	(6.2)	(8.0)
Net cash used in financing activities	(13.6)	(13.5)
NET CHANGE IN CASH AND CASH EQUIVALENTS	18.8	13.2

CASH AND CASH EQUIVALENTS—Beginning of period	190.0	157.2
CASH AND CASH EQUIVALENTS—End of period	$208.8	$170.4

TABLE EIGHT
MONEYGRAM INTERNATIONAL, INC.
2018 VERSUS 2017 EXCLUDING ASSET-BACKED SECURITY REDEMPTION
(Unaudited)

(Amounts in millions)	Nine Months Ended September 30, 2017
	Reported	Security Redemption (1)	As Excluded

Investment revenue	$32.4	$(12.2)	$20.2
Total revenue	1,193.9	(12.2)	1,181.7
Net income	22.7	(12.2)	10.5
EBITDA	160.0	(12.2)	147.8
Adjusted EBITDA	204.6	(12.2)	192.4
Adjusted Free Cash Flow	$79.4	$(12.2)	$67.2

(1) Represents the $12.2 million gain from the one-time redemption of an asset-backed security in the second quarter of 2017. There was no net tax expense impact from the gain.

(Amounts in millions, except percentages)	Nine Months Ended September 30,		2018 vs 2017
	2018	2017	$	%
		As Excluded

Investment revenue	$35.5	$20.2	$15.3	76%
Total revenue	1,101.8	1,181.7	(79.9)	(7)
Net (loss) income	(11.5)	10.5	(22.0)	NM
EBITDA	130.1	147.8	(17.7)	(12)
Adjusted EBITDA	185.9	192.4	(6.5)	(3)
Adjusted Free Cash Flow	$79.9	$67.2	$12.7	19%

Adjusted EBITDA Margin	16.9%	16.3%
NM = Not meaningful